Securities and Exchange Commission

Washington, DC 20549

Form 8–K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2003

Sterling Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania	17601-4133

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(717) 581-6030

N/A

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

Not Applicable.

Item 2. Acquisition or Disposition of Assets.

Not Applicable.

Item 3. Bankruptcy or Receivership.

Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

On September 30, 2003, Sterling Financial Corporation entered into a definitive agreement to purchase Church Capital Management, Inc. and Church Capital’s affiliate, Bainbridge Securities, Inc. A copy of the press release announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Sterling has agreed to issue up to 480,000 shares of its common stock and pay $13,200,500 in cash to acquire Church Capital and Bainbridge. Up to 40% of the merger consideration is subject to performance criteria for payment over the next five years.

Assuming that all conditions are satisfied without delay, it is anticipated that the effective date of the Merger will occur during the fourth quarter of 2003.

Item 6. Resignation’s of Registrant’s Directors.

Not Applicable.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Press Release of Registrant, dated October 1, 2003, Re: Registrant announces agreement to purchase Church Capital Management, Bainbridge Securities

Item 8. Changes in Fiscal Year.

Not Applicable.

Item 9. Regulation FD Disclosure.

Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

		By:	/s/ J. Roger Moyer, Jr.

J. Roger Moyer, Jr. President and Chief Executive Officer

DATE	October 1, 2003

EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original

99.1	Press Release of Registrant, dated October 1, 2003, Re: Registrant announces agreement to purchase Church Capital Management, Bainbridge Securities	5

4